                                  EXHIBIT 99.2

Christopher Celentino, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attorney for Debtor-In-Possession


                                          UNITED STATES BANKRUPTCY COURT
                                          SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: FEBRUARY 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: March 18, 2001

                                         s/ Christopher Celentino
                                         -----------------------------------
                                         Attorney for Debtor-In-Possession

------------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 2
FOR THE MONTH ENDING: FEBRUARY 28, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         1,081,468.84
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                               620,189,.04
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                              461,279.80
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------- ---------------------
         GENERAL SALES                                                                          1,194,064.16
--------------------------------------------------------------------------------------- ---------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                  28,540.40
--------------------------------------------------------------------------------------- ---------------------
         OTHER ** (SPECIFY)                                                                             0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                            TOTAL RECEIPTS THIS PERIOD                          1,222,604.56
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                     1,683,884.36
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,428,496.00
--------------------------------------------------------------------------------------- ---------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                 255,388.36
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  GENERAL ACCOUNT NUMBER                              07007494381
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* All receipts must be deposited into the general account

** Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

--------------------------------------------------------------------------------------------------------------
   DATE      CHECK #             PAYEE                    PURPOSE               AMOUNT
--------------------------------------------------------------------------------------------------------------
CHECK RUNS
--------------------------------------------------------------------------------------------------------------
     2/1/01    160     United Title Company      Corp Rent                          4,983.30
--------------------------------------------------------------------------------------------------------------
               161     Mission Grove Theater     MG18 Rent                         64,443.41
--------------------------------------------------------------------------------------------------------------
               162     Mission Grove Theater II  MG18 Rent addition                32,355.40
--------------------------------------------------------------------------------------------------------------
               163     AON Risk Services         Insurance                         12,608.00
--------------------------------------------------------------------------------------------------------------
               164     Union Tribune             Advertising                          866.76
--------------------------------------------------------------------------------------------------------------
               165     MGM Films                 Film Rental                        5,082.75
--------------------------------------------------------------------------------------------------------------
               166     Staples                   Office Supplies                      775.58
--------------------------------------------------------------------------------------------------------------
               167     Phone Systems Plus        Corp phone repair                    150.00
--------------------------------------------------------------------------------------------------------------
               168     Waxie Sanitary Supply     Janitorial Supplies                2,586.09
--------------------------------------------------------------------------------------------------------------
               169     Office Furniture Outlet   Office Furniture                   7,889.23
                       Inc
--------------------------------------------------------------------------------------------------------------
              16200    MGM Films                 Film Rental                        1,890.71
--------------------------------------------------------------------------------------------------------------
              16201    Airborne Express          Film Transportation                2,500.00
--------------------------------------------------------------------------------------------------------------
              16202    City Of Riverside         Utilities                         22,817.60
--------------------------------------------------------------------------------------------------------------
              16203    Kombiz Lavasany           Reimbursements                       131.38
--------------------------------------------------------------------------------------------------------------
              16204    Manulife Financial        401K                               2,580.67
--------------------------------------------------------------------------------------------------------------
              16205    Murphy's Printing         Office Supplies                      806.25
--------------------------------------------------------------------------------------------------------------
              16206    Dianne Peacock            Reimbursements                       100.00
--------------------------------------------------------------------------------------------------------------
              16207    The Press Enterprise      Advertising                       23,605.94
--------------------------------------------------------------------------------------------------------------
              16208    State Comp Ins. Fund      Workers Comp                      20,286.86
--------------------------------------------------------------------------------------------------------------
              16209    Union Tribune             Advertising                          566.40
--------------------------------------------------------------------------------------------------------------
              16210    United Parcel Service     Postage & Freight                     16.45
--------------------------------------------------------------------------------------------------------------
              16211    void                      MM13 Rent                         -
--------------------------------------------------------------------------------------------------------------
              16212    Prudential                Insurance                          9,928.84
--------------------------------------------------------------------------------------------------------------
              16213    Prudential                Insurance                            334.00
--------------------------------------------------------------------------------------------------------------
              16214    Union Bank of California  Clays Car                            645.30
--------------------------------------------------------------------------------------------------------------
              16215    The Guardian              Insurance                          4,102.68
--------------------------------------------------------------------------------------------------------------
              16216    Stanley Steamer           Repairs and Maintenance            1,105.24
--------------------------------------------------------------------------------------------------------------
              16217    Waxie Sanitary Supply     Janitorial Supplies                  200.76
--------------------------------------------------------------------------------------------------------------
              16218    Oceanside Mission         MM13 Rent                        123,901.09
                       Marketplace
--------------------------------------------------------------------------------------------------------------
              16219    Coudres Family Limited    PR10 Rent                         76,776.01
--------------------------------------------------------------------------------------------------------------
              16220    MGM Films                 Film Rental                          798.30
--------------------------------------------------------------------------------------------------------------
              16221    void                                                        -
--------------------------------------------------------------------------------------------------------------
              16222    Accountants On Call       Temporary help                       129.84
--------------------------------------------------------------------------------------------------------------
              16223    AC Nielsen EDI, Inc.      Telecommunications                   100.00
--------------------------------------------------------------------------------------------------------------
              16224    Airborne Express          Film Transportation                  130.00
--------------------------------------------------------------------------------------------------------------
              16225    All City Electrical       Repairs and Maintenance              300.50
                       Service
--------------------------------------------------------------------------------------------------------------
              16226    AON Risk Services         Insurance                         11,580.00
--------------------------------------------------------------------------------------------------------------
              16227    Armored Transport         Cash Deposits                      1,179.83
--------------------------------------------------------------------------------------------------------------
              16228    Arrowhead Mountain Water  Corp Water                            76.79
--------------------------------------------------------------------------------------------------------------


                                                                  Page 3 of 17


--------------------------------------------------------------------------------------------------------------
              16229    void                                                        -
--------------------------------------------------------------------------------------------------------------
              16230    Brake Water               Film Transportation                  716.00
                       Transportation
--------------------------------------------------------------------------------------------------------------
              16231    Business Wire             Public Relations                     100.00
--------------------------------------------------------------------------------------------------------------
              16232    CAPS                      Alarm Monitoring                      57.50
--------------------------------------------------------------------------------------------------------------
              16233    City Of Oceanside         Water/Sewage & Trash MM13          3,503.09
--------------------------------------------------------------------------------------------------------------
              16234    City Of San Bernardino    Security Service                   2,509.71
--------------------------------------------------------------------------------------------------------------
              16235    City Of San Bernardino    License and Fees                      50.00
--------------------------------------------------------------------------------------------------------------
              16236    City Of San Bernardino    Trash Removal SB20                   488.61
--------------------------------------------------------------------------------------------------------------
              16237    Clay Colbert              Reimbursements                       541.57
--------------------------------------------------------------------------------------------------------------
              16238    Crown Point Design        Uniforms                              35.88
                       Embroidery
--------------------------------------------------------------------------------------------------------------
              16239    CR&R Inc                  Trash Removal PR10                   463.54
--------------------------------------------------------------------------------------------------------------
              16240    DC Electronics            Alarm Monitoring                     215.00
--------------------------------------------------------------------------------------------------------------
              16241    De Lage Landen            Telephone                            123.99
--------------------------------------------------------------------------------------------------------------
              16242    Deluxe Business Forms     Bank fees & charges                  188.59
--------------------------------------------------------------------------------------------------------------
              16243    Dept of Motor Vehicles    Registrations                        139.00
--------------------------------------------------------------------------------------------------------------
              16244    Eastern Municipal Water   Water/Sewage PR10                    115.60
                       Dist
--------------------------------------------------------------------------------------------------------------
              16245    Ernest Deutsch            Refund on gift                        30.00
                                                 certificates
--------------------------------------------------------------------------------------------------------------
              16246    Federal Express           Postage & Freight                    306.64
--------------------------------------------------------------------------------------------------------------
              16247    First Sierra Financial    Equipment Rental                   1,111.72
--------------------------------------------------------------------------------------------------------------
              16248    Gary's Tux Shop           Uniforms                             105.45
--------------------------------------------------------------------------------------------------------------
              16249    Grainger                  Repairs and Maintenance              197.17
--------------------------------------------------------------------------------------------------------------
              16250    Janitorial Maintenance    Janitorial Maintenance            18,155.00
--------------------------------------------------------------------------------------------------------------
              16251    JLA Credit                Equipment Rental                     974.11
--------------------------------------------------------------------------------------------------------------
              16252    LaSalle Lighting Services Operating Supplies                   632.20
--------------------------------------------------------------------------------------------------------------
              16253    L A Times                 Corp Newspaper                        18.00
--------------------------------------------------------------------------------------------------------------
              16254    Mail boxes Etc.           Postage & Freight                     15.31
--------------------------------------------------------------------------------------------------------------
              16255    Manulife Financial        401k                               1,388.51
--------------------------------------------------------------------------------------------------------------
              16256    Max Reynolds Inc          Repairs and Maintenance            3,930.00
--------------------------------------------------------------------------------------------------------------
              16257    McCormack Auction Co      Transportation & Storage           1,200.00
                                                 UV10
--------------------------------------------------------------------------------------------------------------
              16258    McDonald & Assoc.         Accrued Advertising                  244.00
--------------------------------------------------------------------------------------------------------------
              16259    Merrill Corp              Public Relations                   1,177.00
--------------------------------------------------------------------------------------------------------------
              16260    MGM Films                 Accrued Advertising                  470.25
--------------------------------------------------------------------------------------------------------------
              16261    Mike Prouty               Refund on gift                        13.00
                                                 certificates
--------------------------------------------------------------------------------------------------------------
              16262    Movie Ad Corp             Accrued Advertising                  106.65
--------------------------------------------------------------------------------------------------------------
              16263    Newcourt Leasing Corp     Computer Lease                     1,014.44
--------------------------------------------------------------------------------------------------------------
              16264    Nichols Sales             Repairs and Maintenance              379.00
--------------------------------------------------------------------------------------------------------------
              16265    Optimal Integrated        Computer Supplies &                   50.00
                       Solutions                 Maintenance
--------------------------------------------------------------------------------------------------------------
              16266    Paramount Pictures        Accrued Advertising                  855.00
--------------------------------------------------------------------------------------------------------------
              16267    Pitney Bowes              Equipment Rental                     107.50
--------------------------------------------------------------------------------------------------------------
              16268    Proctor Companies         Repairs and                           53.95
--------------------------------------------------------------------------------------------------------------


                                                                  Page 4 of 17

--------------------------------------------------------------------------------------------------------------
                                                 Maintenance
--------------------------------------------------------------------------------------------------------------
              16269    PRO-TEC Lock & Safe       Repairs and Maintenance              344.39
--------------------------------------------------------------------------------------------------------------
              16270    Prudential                Insurance                          9,928.84
--------------------------------------------------------------------------------------------------------------
              16271    Prudential                Insurance                            329.50
--------------------------------------------------------------------------------------------------------------
              16272    Reel Source               Outside Services                     175.00
--------------------------------------------------------------------------------------------------------------
              16273    Rotor Rooter              Repairs and Maintenance              203.75
--------------------------------------------------------------------------------------------------------------
              16274    San Bernardino County Sun Accrued Advertising                5,249.18
--------------------------------------------------------------------------------------------------------------
              16275    SDG&E                     Utilities                         14,243.63
--------------------------------------------------------------------------------------------------------------
              16276    Security Link Ameritech   Security Service                      30.48
--------------------------------------------------------------------------------------------------------------
              16277    Sky Courier               Film Transportation                   36.40
--------------------------------------------------------------------------------------------------------------
              16278    Solomon Friedman          Accrued Advertising                  352.76
--------------------------------------------------------------------------------------------------------------
              16279    Source One                Operating Supplies                 7,530.10
--------------------------------------------------------------------------------------------------------------
              16280    Southern California       Utilities                         33,215.00
                       Edison
--------------------------------------------------------------------------------------------------------------
              16281    Staples                   Office Supplies                      428.52
--------------------------------------------------------------------------------------------------------------
              16282    State Board of            Licenses and Fees                    367.00
                       Equalization
--------------------------------------------------------------------------------------------------------------
              16283    Terminix International    Pest Control                          57.48
--------------------------------------------------------------------------------------------------------------
              16284    Texaco                    Corp Gas Card                        292.22
--------------------------------------------------------------------------------------------------------------
              16285    Topal Theater Services    Consulting Fees                      300.00
--------------------------------------------------------------------------------------------------------------
              16286    Union Tribune             Corp Newspaper                        79.81
--------------------------------------------------------------------------------------------------------------
              16287    Union Bank of California  Clays Car                            645.30
--------------------------------------------------------------------------------------------------------------
              16288    United Parcel Service     Postage & Freight                      6.28
--------------------------------------------------------------------------------------------------------------
              16289    Universal Pictures        Accrued Advertising                  545.60
--------------------------------------------------------------------------------------------------------------
              16290    Roy Van Asch Janitorial   Janitorial Maintenance             1,875.80
--------------------------------------------------------------------------------------------------------------
              16291    Verizon Wireless          Telephone                          1,106.50
--------------------------------------------------------------------------------------------------------------
              16292    Verizon California        Telephone                            218.58
--------------------------------------------------------------------------------------------------------------
              16293    Western Municipal Water   MG18 Water                           246.60
                       Dist
--------------------------------------------------------------------------------------------------------------
              16294    Sony Pictures Classics    Accrued Advertising                  455.00
--------------------------------------------------------------------------------------------------------------
              16295    Airgas                    Concessions                           50.15
--------------------------------------------------------------------------------------------------------------
              16296    Heritage Foods            Concessions                        1,125.90
--------------------------------------------------------------------------------------------------------------
              16297    Blytheco                  Computer Maintenance               1,115.63
--------------------------------------------------------------------------------------------------------------
              16298    void                                                        -
--------------------------------------------------------------------------------------------------------------
              16299    Janet Bailor              Tuition Reimbursement                500.00
--------------------------------------------------------------------------------------------------------------
              16300    Dan Cahill                Reimbursements                        89.50
--------------------------------------------------------------------------------------------------------------
              16301    CinemaStar Luxury         Petty cash                           643.56
                       Theaters
--------------------------------------------------------------------------------------------------------------
              16302    Department Of Motor       Licenses and Fees                     46.00
                       Vehicles
--------------------------------------------------------------------------------------------------------------
              16303    Kombiz Lavasany           Reimbursements                       486.01
--------------------------------------------------------------------------------------------------------------
              16304    Murphy's Printing         Printing                             677.25
--------------------------------------------------------------------------------------------------------------
              16305    North County Transit      Corp Travel                          100.00
                       District
--------------------------------------------------------------------------------------------------------------
              16306    Pacific Bell              Telephone                            150.00
--------------------------------------------------------------------------------------------------------------
              16307    Patricia Bacame           Refund on gift                        74.00
                                                 certificates
--------------------------------------------------------------------------------------------------------------


                                                                  Page 5 of 17

--------------------------------------------------------------------------------------------------------------
              16308    Kim Zolna                 Reimbursements                       220.25
--------------------------------------------------------------------------------------------------------------
              16309    void                                                        -
--------------------------------------------------------------------------------------------------------------
              16310    MGM Films                 Film Rental                          231.83
--------------------------------------------------------------------------------------------------------------
              16311    Allen Elrod               Reimbursements                       256.66
--------------------------------------------------------------------------------------------------------------
              16312    Jack S. Huff              Refund on gift                        36.00
                                                 certificates
--------------------------------------------------------------------------------------------------------------
              16313    Redevelopment Agency      SB20 Rent                        111,200.00
--------------------------------------------------------------------------------------------------------------
              16314    United Parcel Service     Postage & Freight                     16.45
--------------------------------------------------------------------------------------------------------------
              16315    US Toys                   Operating Supplies                   457.93
--------------------------------------------------------------------------------------------------------------
              16316    Waxie Sanitary Supply     Janitorial Supplies                1,603.79
--------------------------------------------------------------------------------------------------------------
              16317    MGM Films                 Film Rental                       87,291.05
--------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                   764,750.62
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
WIRE TRANSFERS
--------------------------------------------------------------------------------------------------------------
      1-Feb     42     Pepsi                     Concession inventory               2,668.83
--------------------------------------------------------------------------------------------------------------
                43     January expense                                             -
--------------------------------------------------------------------------------------------------------------
                44     Metropolitan Prov.        Concession inventory               7,920.41
--------------------------------------------------------------------------------------------------------------
                45     Universal                 Film                               4,941.03
--------------------------------------------------------------------------------------------------------------
                46     Newline                   Film                              12,234.08
--------------------------------------------------------------------------------------------------------------
                47     Warner                    Film                               7,423.29
--------------------------------------------------------------------------------------------------------------
                48     Gramercy                  Film                              20,023.35
--------------------------------------------------------------------------------------------------------------
                49     Paramount                 Film                              54,585.96
--------------------------------------------------------------------------------------------------------------
                50     Miramax                   Film                               1,715.34
--------------------------------------------------------------------------------------------------------------
                51     20th Century              Film                              17,227.21
--------------------------------------------------------------------------------------------------------------
                52     Buena Vista               Film                              41,499.56
--------------------------------------------------------------------------------------------------------------
                53     20th Century Fox          Film                               8,910.76
--------------------------------------------------------------------------------------------------------------
                54     Warner Bros.              Film                              13,827.77
--------------------------------------------------------------------------------------------------------------
                55     Universal                 Film                               2,350.60
--------------------------------------------------------------------------------------------------------------
                56     Gramercy                  Film                              11,999.38
--------------------------------------------------------------------------------------------------------------
                57     Newline                   Film                               3,770.42
--------------------------------------------------------------------------------------------------------------
                58     Paramount Pictures        Film                              28,331.74
--------------------------------------------------------------------------------------------------------------
                59     Miramax                   Film                               9,443.68
--------------------------------------------------------------------------------------------------------------
      8-Feb     60     Buena Vista               Film                              16,265.26
--------------------------------------------------------------------------------------------------------------
                61     20th Century Fox          Film                               4,366.05
--------------------------------------------------------------------------------------------------------------
                62     Buena Vista               Film                               5,352.57
--------------------------------------------------------------------------------------------------------------
                63     void                                                        -
--------------------------------------------------------------------------------------------------------------
                64     Miramax                   Film                               4,384.55
--------------------------------------------------------------------------------------------------------------
                65     Newline                   Film                              12,903.68
--------------------------------------------------------------------------------------------------------------
                66     Paramount                 Film                              13,332.73
--------------------------------------------------------------------------------------------------------------
                67     Universal                 Film                               1,728.12
--------------------------------------------------------------------------------------------------------------
     15-Feb     68     Gramercy                  Film                               6,364.81
--------------------------------------------------------------------------------------------------------------
                69     Warner                    Film                                 356.14
--------------------------------------------------------------------------------------------------------------
                70     20th Century              Film                               3,178.81
--------------------------------------------------------------------------------------------------------------
                71     Buena Vista               Film                               6,568.25
--------------------------------------------------------------------------------------------------------------
                72     Newline/Fineline          Film                                 451.48
--------------------------------------------------------------------------------------------------------------
                73     Miramax                   Film                                 258.18
--------------------------------------------------------------------------------------------------------------
                74     Newline/Fineline          Film                               4,881.80
--------------------------------------------------------------------------------------------------------------
                75     Paramount                 Film                               9,425.32
--------------------------------------------------------------------------------------------------------------
                76     Universal                 Film                               2,306.87
--------------------------------------------------------------------------------------------------------------
                77     USA/Gramercy              Film                               6,044.39
--------------------------------------------------------------------------------------------------------------
     22-Feb     78     Warner                    Film                               7,512.27
--------------------------------------------------------------------------------------------------------------


                                                                  Page 6 of 17

--------------------------------------------------------------------------------------------------------------
                79     20th Century              Film                               3,424.73
--------------------------------------------------------------------------------------------------------------
                80     Buena Vista               Film                                 455.24
--------------------------------------------------------------------------------------------------------------
                81     Miramax                   Film                               1,742.88
--------------------------------------------------------------------------------------------------------------
                82     Newline                   Film                               4,408.06
--------------------------------------------------------------------------------------------------------------
                83     Paramount                 Film                               6,476.88
--------------------------------------------------------------------------------------------------------------
                84     Universal                 Film                               2,840.26
--------------------------------------------------------------------------------------------------------------
                85     USA/Gramercy              Film                               1,559.50
--------------------------------------------------------------------------------------------------------------
     28-Feb     86     Warner                    Film                               8,511.90
--------------------------------------------------------------------------------------------------------------
                87     Pepsi                     Concession inventory               2,526.05
--------------------------------------------------------------------------------------------------------------
                88     Pepsi                     Concession inventory               3,823.77
--------------------------------------------------------------------------------------------------------------
     22-Feb     89     Pepsi                     Concession inventory               4,078.94
--------------------------------------------------------------------------------------------------------------
                90     March expense                                               -
--------------------------------------------------------------------------------------------------------------
                91     Metropolitan              Concession inventory               5,930.36
--------------------------------------------------------------------------------------------------------------
                92     January expense                                             -
--------------------------------------------------------------------------------------------------------------
                93     Metro                     Concession inventory               6,553.43
--------------------------------------------------------------------------------------------------------------
     15-Feb    106     Metro                     Concession inventory                7217.91
--------------------------------------------------------------------------------------------------------------
     16-Feb            UBOC                      [interest and principle           57,472.22
                                                 pmt for Jan]
---------------------------------------------------------------------------------------------------------------
     27-Feb            UBOC                      [interest and principle           53,477.64
                                                 pmt for Jan]
--------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                   525,054.46
---------------------------------------------------------------------------------------------------------------
MISC. DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------
     22-Feb            Sales Tax (Jan.)                                            12,214.29
--------------------------------------------------------------------------------------------------------------
                       Direct Postage Purchase                                         10.00
--------------------------------------------------------------------------------------------------------------
                       Earthlink Chgs                                                  79.80
--------------------------------------------------------------------------------------------------------------
                       Bank Charges                                                   386.83
--------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                    12,690.92
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TRANSFERS TO PAYROLL ACCOUNT
--------------------------------------------------------------------------------------------------------------
     13-Feb            UBOC Acct. # 07007494365  Feb. 16 payroll run               26,000.00
--------------------------------------------------------------------------------------------------------------
     21-Feb            UBOC Acct. # 07007494365                                   100,000.00
--------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                   126,000.00
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                                               1,428,496.00
================================================================================================================================

                                     B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                           274,535.93
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                139,834.08
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                              134,701.85
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 126,000.00
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       260,701.85
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                218,959.74
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                  41,742.11
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  PAYROLL ACCOUNT NUMBER                              07007494365
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

-------------------------------------------------------------------------------------------------------------------------
February 2, 2001 Payroll Run - Summary of Expense
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Normal Recurring                                                 78,201.35
-------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Adjustments & Voids                                               6,619.39
-------------------------------------------------------------------------------------------------------------------------
                Wage Garnishments                                                                 -
-------------------------------------------------------------------------------------------------------------------------
                Federal Income Taxes                                                            10,125.70
-------------------------------------------------------------------------------------------------------------------------
                Social Security                                                                 13,279.00
-------------------------------------------------------------------------------------------------------------------------
                Medicare                                                                         3,105.59
-------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employer                                                765.48
-------------------------------------------------------------------------------------------------------------------------
                Federal Unemployment Taxes                                                       1,935.08
-------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employee                                              2,966.23
-------------------------------------------------------------------------------------------------------------------------
                State Income Taxes                                                                 963.80
-------------------------------------------------------------------------------------------------------------------------
                Total                                                                          117,961.64
-------------------------------------------------------------------------------------------------------------------------
                ADP charges                                                                        306.93
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL                                                     118,268.57
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
February 2, 2001 Payroll Run - Summary of Disbursements
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                ADP Checks Issued                                                              111,342.25
-------------------------------------------------------------------------------------------------------------------------
                Manual Checks Issued                                                             6,619.36
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL                                      117,961.64
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
February 16, 2001 Payroll Run - Summary of Expense
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Normal Recurring                                                 61,933.82
-------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Adjustments & Voids                                               7,951.95
-------------------------------------------------------------------------------------------------------------------------
                Wage Garnishments
-------------------------------------------------------------------------------------------------------------------------
                Federal Income Taxes                                                             8,786.48
-------------------------------------------------------------------------------------------------------------------------
                Social Security                                                                 11,009.52
-------------------------------------------------------------------------------------------------------------------------
                Medicare                                                                         2,574.77
-------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employer                                              2,090.61
-------------------------------------------------------------------------------------------------------------------------
                Federal Unemployment Taxes                                                         539.51
-------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employee                                                799.07
-------------------------------------------------------------------------------------------------------------------------
                State Income Taxes                                                               1,743.95
-------------------------------------------------------------------------------------------------------------------------
                Total                                                                           97,429.68
-------------------------------------------------------------------------------------------------------------------------
                ADP charges                                                                      2,696.22
-------------------------------------------------------------------------------------------------------------------------
                ADP charges                                                                        565.27
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL                                                     100,691.17
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
February 16, 2001 Payroll Run - Summary of Disbursements
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                ADP Checks Issued                                                               89,477.73
-------------------------------------------------------------------------------------------------------------------------
                Manual Checks Issued                                                             7,951.95
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL                                       97,429.68
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                           218,959.74
=========================================================================================================================

                                B. (TAX ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                          0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                               25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                               0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                        25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
Date: 2/23/01, Ref.# 50617323, To: CA State Board of Equalization                                  12,214.29
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                                       TOTAL DISBURSEMENTS THIS PERIOD             12,214.29
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                  12,785.71
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8.  TAX ACCOUNT NUMBER                                  02180038712
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                           D. SUMMARY SCHEDULE OF CASH

--------------------------------------------------------------------------------------- ---------------------
ENDING BALANCE FOR PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         GENERAL ACCOUNT                                                                          255,388.36
--------------------------------------------------------------------------------------- ---------------------
         PAYROLL ACCOUNT                                                                           41,742.11
--------------------------------------------------------------------------------------- ---------------------
         TAX ACCOUNT                                                                               12,785.71
--------------------------------------------------------------------------------------- ---------------------
         OTHER ACCOUNTS *:                                                                      2,016,467.35
--------------------------------------------------------------------------------------- ---------------------
         OTHER MONIES *:                                                                                0.00
--------------------------------------------------------------------------------------- ---------------------
         PETTY CASH **                                                                                  0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
TOTAL CASH AVAILABLE                                                                            2,326,383.53
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------

* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                  OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)

---------------------------------------------------------------- --------------------- ----------------------
BANK / ACCOUNT TYPE                                                   Account #               Balance
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
BANK OF AMERICA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               14501-09188                  970,239.84
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           14501-09189                  150,898.25
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          14502-09192                      260.25
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
UNION BANK OF CALIFORNIA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               0700494-349                  893,086.33
---------------------------------------------------------------- --------------------- ----------------------
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    1,985.68
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           0700494-357                        0.00
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          0700494-146                        0.00
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
Total                                                                                           2,016,467.35
================================================================ ===================== ======================

---------------------------------------------------------------- --------------------- ----------------------

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS

---------------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)
---------------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)
---------------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
---------------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
---------------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)
---------------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           2                 $17,646.36
(Mortgage Note on Chula
Vista Property)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
---------------------------------------------------------------------------------------------------------------------

                              III. TAX LIABILITIES

------------------------------------------------------------------------------------ ------------------------
FOR THE REPORTING PERIOD:
------------------------------------------------------------------------------------ ------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         153,668.68
------------------------------------------------------------------------------------ ------------------------
         TOTAL WAGES PAID                                                                         189,029.76
------------------------------------------------------------------------------------ ------------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA-EMPLOYER'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA - EMPLOYEE'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL UNEMPLOYMENT
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
SALES AND USE                                        11,909.35                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------
REAL PROPERTY                                       164,718.89                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------
OTHER (SPECIFY)
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
TOTAL                                               176,628.24                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

---------------------------- ------------------------------- ------------------------------------------------
                                                                           ACCOUNTS RECEIVABLE
                                   ACCOUNTS PAYABLE *        ------------------------ -----------------------
                                  (POST-PETITION ONLY)            Pre-Petition            Post-Petition
---------------------------- ------------------------------- ------------------------ -----------------------
30 days or less                                  411,631.11
---------------------------- ------------------------------- ------------------------ -----------------------
31-60 days
---------------------------- ------------------------------- ------------------------ -----------------------
61-90 days
---------------------------- ------------------------------- ------------------------ -----------------------
91-120 days
---------------------------- ------------------------------- ------------------------ -----------------------
Over 120 days
============================ =============================== ======================== =======================
TOTALS:                                          411,631.11
---------------------------- ------------------------------- ------------------------ -----------------------


                              V. INSURANCE COVERAGE

----------------------- --------------------- -------------------- --------------------- --------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
----------------------- --------------------- -------------------- --------------------- --------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              3/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              3/14/01
                        Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              3/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               3/14/01
Liability               Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Workers Compensation    State (of CA)              Variable                n/a                 3/14/01
                        Compensation
                        Insurance Fund
----------------------- --------------------- -------------------- --------------------- --------------------
Property                Royal Insurance of        $35,212,960            10/14/01              3/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              3/14/01
                        Company
----------------------- --------------------- -------------------- --------------------- --------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              3/14/01
----------------------- --------------------- -------------------- --------------------- --------------------


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                (TOTAL PAYMENTS)

------------------- ------------------- --------------- ----------------- ----------------- -----------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                                Cumulative
                                      Current Month           Post-Petition
                                      -------------           -------------
Admission Revenue                          852,093                1,935,562
Concession Revenue                         332,330                  733,207
Video Revenue                               17,590                   36,889
Screen Advertising                           7,375                   14,751
Other Revenues                               4,501                    4,598
----------------------------------------------------------------------------
Theater Revenue                          1,213,890                2,725,006

Film Rental Expense                        402,727                1,031,325
Concession COGS                             44,796                  108,227
----------------------------------------------------------------------------
Theater Cost of Goods Sold                 447,523                1,139,552

----------------------------------------------------------------------------
Theater Gross Margin                       766,368                1,585,455
----------------------------------------------------------------------------

Salaries                                   104,655                  259,290
Payroll Taxes                               12,247                   30,363
Rent Expense                               321,888                  671,152
CAM Expense                                 25,946                   63,655
Utility Expense                             40,439                  108,137
Advertising Expense                         17,461                   37,932
Co-op Advertising Expense                    5,819                   10,261
Repairs & Maint Expense                     10,409                   24,218
Janitorial Services                         25,825                   45,814
Janitorial Supplies Expense                  7,254                   14,674
Insurance Expense                           26,180                   37,760
Property Taxes                              95,299                  291,020
Security Expense                             4,360                   11,111
Travel & Entertainment                         264                      711
Vehicle Expense                                  0                        0
Supplies Expense                             4,089                   13,634
Banking Fees                                 1,419                   22,459
Equipment Rental Expense                     1,290                    2,669
Outside Services Expense                         0                    1,500
Other Theater Expense                        1,153                   15,480
Pre-Opening Expense                              0                        0
----------------------------------------------------------------------------
Theater Operating Expenses                 705,995                1,661,842

----------------------------------------------------------------------------
Operating Income                            60,373                 (76,387)
----------------------------------------------------------------------------

General & Administrative Expenses           59,048                  171,695
Deprec & Amortization                      209,875                  455,042
Interest Expense                            59,311                  122,076
Interest/Dividend Income                         2                   12,708
Taxes                                          482                      961
Non-Recurring Income/Expense                     0                 (90,000)
----------------------------------------------------------------------------
Non-Operating (Income)/Expense             328,718                  672,482

----------------------------------------------------------------------------
Net Income                               (268,345)                (748,870)
============================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

                                                               Current Month End
                                                               -----------------
Cash                                                               2,418,346

Accts Receivable                                                    (19,208)
Conc Inventory                                                        13,487
Concession Rebates                                                    10,445
Supplies Inventory                                                     9,777
Prepaids                                                             465,629
-----------------------------------------------------------------------------
Current Assets                                                     2,898,478

Fixed Assets                                                      24,347,030
Accumulated Depreciation                                        (12,930,220)
-----------------------------------------------------------------------------
Net Fixed Assets                                                  11,416,810

Deposits-Leases                                                       43,789
Deposits-Concession                                                      940
Deposits                                                                 200
Loan Orig Fee                                                       (20,690)
Investment CLT SA de CV                                               22,875
Investment in Mexico                                                 339,643
Goodwill - Mexico                                                  (128,003)
-----------------------------------------------------------------------------
Other Assets                                                         258,755

-----------------------------------------------------------------------------
Assets                                                            14,574,042
=============================================================================

Accounts Payable                                                   2,970,914
Accrued Payroll                                                      266,628
Other Accruals                                                       649,739
Deferred Revenue                                                     475,072
Concession Advances                                                   49,971
Short Term Notes Payable                                                   0
-----------------------------------------------------------------------------
Current Liabilities                                                4,412,325

Deferred Rent Accrual                                              4,142,631
Capital Leases                                                      (10,301)
Notes Payable                                                      1,718,631
Credit Facility Debt                                               2,280,000
Intercompany Accounts                                              2,126,962
-----------------------------------------------------------------------------
Long-Term Liabilities                                             10,257,923

Common Stock                                                          62,892
Additional Paid In Capital                                        29,642,292
Treasury Stock                                                             0
Retained Earnings                                               (26,278,047)
Current Year Retained Earnings                                   (3,523,342)
Current Year Dividends                                                     0
-----------------------------------------------------------------------------
Shareholders' Equity                                                (96,206)

-----------------------------------------------------------------------------
Liabilities & Equity                                              14,574,042
=============================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

                                                                   Current Month
                                                                   -------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                                (268,345)
Depreciation & Amortization                                          209,875
Non-Cash Interest Expense                                                  0
Deferred Rent                                                         74,758
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                          105,081
   Change in Other Assets                                             12,694
   Change in Accounts Payable                                      (157,050)
   Change in Other Liabilities                                      (69,576)
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                         (92,563)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                                 (1,029)
Sale of Property                                                           0
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities                (1,029)

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                         (70,000)
Proceeds from Debt Issuance / Drawdown                                     0
Proceeds from Issuance of Common Stock                                     0
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities               (70,000)

-----------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                  (163,592)
-----------------------------------------------------------------------------

Beginning of Period Cash Balance                                   2,581,938
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
End of Period Cash Balance                                         2,418,346
=============================================================================

                                IX. QUESTIONNAIRE

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

     No  X

     Yes

     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

     No  X

     Yes

     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: Debtor has signed lease amendments for two of its theater properties which will reduce rent expense at each location by 40% over the life of the lease.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

     No  X

     Yes

     If yes, please set forth the amounts and the source of the income.

I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: March 18, 2001
                                           s/ Donald H. Harnois, Jr.
                                           ----------------------------------
                                           Principal for debtor-in-possession